Business Combination, Significant Transaction and Sale of Business - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition (Details) - Acquisition of Moshe Ort Ltd. (“Ortech”) [Member]
$ in Thousands
Dec. 31, 2024 USD ($)
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Net liabilities excluding cash acquired	$ (118)
Intangible assets	3,187
Deferred taxes	(733)
Liabilities in respect of business combinations	(7,745)
Goodwill	8,168
Total assets acquired net of acquired cash	$ 2,759